UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report :  May 7, 2009
(Date of earliest event reported)

AFFYMETRIX, INC.
(Exact name of registrant as specified in charter)

Delaware	0-28218	77-0319159
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3420 Central Expressway
Santa Clara, California 95051
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code:  (408) 731-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Gary S. Guthart, Ph.D. joined the Board of Directors of Affymetrix, Inc. (“Affymetrix”) on May 7, 2009. Also as of May 7, 2009, the Board of Directors appointed Dr. Guthart to serve as a member of its Compensation Committee. Dr. Guthart will be compensated under Affymetrix’ non-employee director compensation policy as described in our proxy statement and will receive an initial grant of 20,000 options.

Dr. Guthart is President and Chief Operating Officer of Intuitive Surgical, Inc. (“Intuitive Surgical”). He joined Intuitive Surgical in April 1996, was named Chief Operating Officer in 2006, and was promoted to President in July 2007. Prior to joining Intuitive Surgical, Dr. Guthart was part of the core team developing foundation technology for computer enhanced-surgery at SRI International (formally Stanford Research Institute).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

AFFYMETRIX, INC.

Date: May 11, 2009	By:	/s/ John F. Runkel, Jr.
John F. Runkel, Jr.
Executive Vice President, General Counsel and Secretary